Settlement AND RELEASE Agreement

This Settlement Agreement AND RELEASE (this “Agreement”) is entered into, effective December 29, 2015 (the “Effective Date”), by and between chatAND, Inc., a Nevada corporation (the “Company”) and Michael Lebor, an individual (“Releasor”). The Company and Releasor are referred to in this Agreement individually as the “Party” or collectively as the “Parties.”

2. Pursuant to an [unsecured note payable] issued on or about, the Company owes to Releasor $9,145, including all principal and accrued but paid interest (“Settled Debt”). The Company and Releasor desire to settle the Settled Debt pursuant to the terms and conditions of this Agreement.

2. The Company agrees to issue to Releasor 60,967 shares of the common stock, par value $0.00001 per share, of the Company (the “Shares”), upon the execution of this Agreement in settlement of the Settled Debt. Upon issuance of the Shares to Releasor, the Shares shall be “restricted securities”, as that term is defined under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”) and may not be sold or otherwise transferred unless the Shares have been registered with the Securities and Exchange Commission (the “SEC”) in the opinion of counsel other than from Releasor reasonably satisfactory to the Company, an exemption from the registration requirements under the Securities Act is available. Releasor understands and acknowledges that the Company makes no representations or warranties regarding the future price of the Shares, the current or future value of the Shares, or its current business, operations or financial condition or prospects and, except as expressly set forth in this Agreement, Releasor has not relied on any representations or warranties from the Company or its representatives in any manner whatsoever. Releasor represents and warrants to the Company that he/she is an “accredited investor”, as such term is defined under Rule 501(a)(3) of the Securities Act, they are acquiring the Shares for their own account and for investment purposes, they have no present intention to distribute the Shares publicly, and they have the financial sophistication and knowledge to understand the risk of acceptance of the Shares in cancellation of the Settled Debt and can risk an entire loss of their investment in the Shares. Other than the Shares, Releasor acknowledges that it is not owed any other salary, commissions, reimbursements, payments, distributions or debts by the Company.

3. Except with respect to the violation of the covenants, agreements, warrants, or representations contained in this Agreement, Releasor does hereby fully, finally, and forever release, remise, discharge, and acquit the Company and each of its affiliates, predecessor and successor entities, and any and all of its past, present, and future investors, shareholders, officers, partners, directors, employees, managers, agents and representatives, from and against any and all claims, actions, causes of action, debts, damages, demands, offsets, payments, costs, attorneys’ fees, obligations of every kind and nature, rights, liabilities, charges, expenses, contracts, promises, or agreements, direct or indirect, regardless of the legal theory upon which they are based, whether known or unknown, now existing or arising at any time in the future, liquidated or unliquidated, and any and all other agreements, events, acts or conduct occurring at any time prior to and through the date of this Agreement, including but not limited to any and all such claims or demands relating to equity interests, compensation, bonuses, fringe benefits, expense reimbursements, severance pay or any other form of compensation, or otherwise arising under the laws relating to contracts, promissory estoppel, fiduciary duties, employment, discrimination, harassment, defamation, emotional distress, fraud, and breach of the implied covenant of good faith and fair dealing, and any and.

4. The Parties represent that they have made no assignment and will make no assignment of the actions, causes of action, or claims released herein.

5. It is expressly understood that any action by any Party in connection with this Agreement is not, and shall not be construed as, an admission of liability; rather, any such actions are made and done only as part of this settlement and release of disputed claims.

6. Each undersigned Party acknowledges that: (1) the Party has read this Agreement fully and carefully before signing it; (2) the Party has consulted with or has had the opportunity to consult with an attorney regarding the legal effect and meaning of this Agreement and all of its terms and conditions, and that the Party is aware of the contents of this Agreement and its legal effects; (3) the Party has had the opportunity to make whatever investigation or inquiry that the Party deems necessary or appropriate in connection with the subject matter of this Agreement; (4) the Party is of sound mind and is executing this Agreement voluntarily and free from any undue influence, coercion, duress, or fraud of any kind; and (5) the Party is waiving and releasing all claims against the other Party as provided herein knowingly and voluntarily.

7. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. The Parties agree that any action to enforce the provisions of this Agreement shall be brought only in a federal court or a state court located in the City of New York, New York, and the Parties hereby consent to the jurisdiction of, venue in, and service of process from, such courts.

8. It is expressly understood and agreed that the execution and performance of this Agreement is in full accord and satisfaction of all demands between the Parties as of the Effective Date of this Agreement. This Agreement shall be binding and inure to the benefit of the Parties and their successors and assigns.

9. The Parties acknowledge that this Agreement contains the entire agreement and understanding between the Parties relating to the subject matter hereof, and that this Agreement merges and supersedes all prior discussions and understandings between the Parties relating to said subject matter. The Parties confirm that no promise or inducement not expressed in the written terms of this Agreement has been made to the other. In entering into this Agreement, the Parties are not relying upon any statement or representation not contained in this Agreement made by any other Party, the Party’s counsel, partners, directors, managers, members, officers, employees, agents, or any other person representing either of the Parties concerning the nature, severity, extent, or consequences of any injuries, damages, losses, costs, and claims of any Party hereto and any liability therefor.

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10. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be valid under existing law. A finding of invalidity as to any provision of this Agreement or any portion thereof, shall void only that provision or portion and no other, and this Agreement shall be interpreted as if it did not contain such invalid provision or portion.

11. The Parties agree to keep the terms of this Agreement and any earlier discussions and correspondence relating to this Agreement confidential. The Parties shall not disclose or discuss the terms of this Agreement with any other person or entity. Provided, however, that the Parties may disclose or discuss the terms of this Agreement with legal and accounting professionals, in connection with the performance of professional services, who have a need to know such terms in connection with the performance of professional services, or as may be required by state or federal law.

12. The Parties shall perform any additional lawful acts, including the execution of additional agreements, as are reasonably necessary to effectuate the purposes of this Agreement.

13. This Agreement may be signed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

14. This Agreement may be executed by exchange of facsimile copies. The facsimile copies showing the signatures of the Parties shall constitute originally signed copies of the Agreement requiring no further execution.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

chatAND, Inc.

By:	/s/ Victoria Rudman
Victoria Rudman
Chief Financial Officer

/s/ Michael Lebor
Michael Lebor

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